HELD-FOR-SALE ASSETS AND DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2015
Discontinued Operations and Disposal Groups [Abstract]
HELD-FOR-SALE ASSETS AND DISCONTINUED OPERATIONS
26.	HELD-FOR-SALE ASSETS AND DISCONTINUED OPERATIONS

Sale of PT Portugal shares to Altice

On December 9, 2014, the Company and Altice entered into a purchase and sale agreement of all PT Portugal shares to Altice, basically involving the operations conducted by PT Portugal in Portugal and in Hungary.

On January 22, 2015, Pharol shareholders approved the sale by Oi of all PT Portugal shares to Altice, under the terms and conditions of the Share Purchase and Sale Agreement. Accordingly, the suspensive condition provided for in said agreement to its effectiveness was implemented.

On June 2, 2015, the sale by Oi to Altice of its entire stake in PT Portugal was completed. Altice Portugal paid a total of €5,789 million for PT Portugal, of which €4,920 million were received in cash by Oi and €869 million were immediately allocated to settle PT Portugal euro-denominated debt. There is also a provision for the payment of an earn-out of €500 million related to PT Portugal’s future generation of revenue and Oi provided a set of guarantees and representations usual in this type of agreements to the buyer.

Classification of the investment sales transactions as discontinued operations

On May 5, 2014, the Company acquired PT Portugal and since then it also fully consolidated its profits or losses, assets and liabilities. In December 2014, with the approval of the sale of the investments in PT Portugal to Altice, the Company classified its operations in Portugal as held-for-sale assets and liabilities, and discontinued operations.

With the sale of PT Portugal shares to Altice, the loss on divesture is presented as discontinued operations in a single line of the income statement, as follows:

	2015	2014
Allowance for impairment loss at fair value of the PT Portugal investment and divesture-related expenses		(3,836,388)
Loss on sale of PT Portugal and divesture-related expenses (i)	(625,464)
Comprehensive income transferred to the income statement (ii)	(225,934)
Loss for the period of discontinued operations (iii)	(15,741)	(250,061)
Profit for the period from discontinued operations (iv)	(867,139)	(4,086,449)

(i)	The loss on the sale of PT Portugal includes: (1) the derecognized investment cost that includes goodwill arising on the business combination between the Company and PT less the R$3.8 billion allowance for loss recognized in December 2014, and selling expenses totaling R$1.3 billion; and (2) the R$0.7 billion revenue related to cash proceeds received directly by the Company. The final price is subject to possible post-closing adjustments to be determined in the following months based on changes in the cash, debt, and working capital positions at the closing date.
(ii)	Refers to the cumulative foreign exchange differences gains totaling R$0.5 billion and actuarial losses from pensions and postretirement benefits plans totaling R$0.7 billion recognized in other comprehensive income, transferred from equity to profit or loss for the year due to divesture.
(iii)	Refers to PT Portugal’s loss recognized as equity in profits of subsidiaries for 2015 and 2014.
(iv)	The profit or loss from discontinued operations includes the effect of taxes amounting to R$327,115 (R$92,545 in 2014).

Approval of preparatory actions for the sale of Africatel

At the Board of Directors’ meeting held on September 16, 2014, Oi’s management was authorized to take all the necessary actions to divest Oi’s stake in Africatel, representing 75% of Africatel’s share capital, and/or dispose of its assets. Oi will lead the sale process, even though we believe that it would be in the best interests of both Africatel shareholders to maximize the value of their investments, that this sale be coordinated with Samba Luxco, a Helios Investors L.P. affiliate that holds the remaining 25% of Africatel’s share capital. Oi is committed to working with its local partners and each one of the operating companies where Africatel holds investments to ensure a coordinated transition of its interests in these companies.

Notwithstanding the above, our indirect subsidiary Africatel GmbH & Co. KG (“Africatel GmbH”), direct holder of the Oi’s investment in Africatel, received on September 16, 2014 a letter from Samba Luxco, where Samba Luxco exercised an alleged right to sell the shares it holds in Africatel (put option), pursuant to Africatel’s shareholders’ agreement. According to this letter, this put option results from the indirect transfer of Africatel shares, previously indirectly held by Pharol, to the Company as the payment for the capital increase made in May 2014. In the letter, Samba Luxco purported to exercise the alleged put right and thereby require Africatel GmbH to acquire its shares in Africatel.

The Company believes that there was not any action or event that, under Africatel’s shareholders’ agreement terms, would trigger the right to exercise the put option. Accordingly, without prejudice to the value the Company attributes to maintaining a relationship of mutual respect with Samba Luxco, Africatel GmbH intends to challenge the exercise of this put option by Samba Luxco in the current circumstances, which, pursuant to Africatel’s shareholders’ agreement, which was duly notified in Africatel GmbH’s reply to Samba Luxco’s letter, on September 26, 2014.

On November 12, 2014, the International Court of Arbitration of the International Chamber of Commerce notified Africatel GmbH that Samba Luxco had commenced arbitral proceedings against Africatel GmbH to enforce its purported put right or, in the alternative, certain ancillary rights and claims. Africatel GmbH presented its answer to Samba Luxco’s request for arbitration on December 15, 2014. The arbitral tribunal was constituted on March 12, 2015 and held a first management conference in London on May 8, 2015.

On July 22, 2015, Samba Luxco submitted its Statement of Claim, and on October 9, 2015, Pharol and Africatel GmbH submitted their Statement of Defence. On January 25, 2016, Samba Luxco submitted its Reply and, on March 14, 2016, Pharol and Africatel GmbH submitted their Rejoinder.

The proceedings have been bifurcated, with the merits hearing currently scheduled to take place during November 2016. Dates for a quantum hearing (if necessary) have been reserved in March 2017.

With regard to Africatel’s indirect stake in Unitel, through its subsidiary PT Ventures, it is worth noting that on October 13, 2015, PT Ventures initiate the arbitration proceeding against Unitel’s shareholders as a result of the violation by the latter of several rules of Unitel’s shareholders’ agreement and the Angolan law, including the fact that such shareholders caused Unitel not to pay the dividends paid to PT Ventures and retain the information and clarifications on such payment. Additionally, on October 20, 2015, PT Ventures filed an action for a declaration of sentence against Unitel with an Angolan court, claiming the recognition of PT Ventures’ right to receive the outstanding dividends declared in 2010, and the dividends for the years 2011, 2012, and 2013.

The other shareholders of Unitel have asserted to PT Ventures that they believe that Pharol’s sale of a non-controlling interest in Africatel to Samba Luxco in 2007 constituted a breach the Unitel shareholders’ agreement. PT Ventures disputes this interpretation of the relevant provisions of the Unitel shareholders’ agreement and believes that such provisions apply only to a transfer of Unitel shares by PT Ventures itself. By the date of this report, the Company had not been notified of any proceedings initiated with respect to Pharol’s sale of a non-controlling stake in Africatel to Samba Luxco.

The assets and liabilities of the African operations are stated at the lower of their carrying amounts and their fair values less costs to sell.

The African operations are consolidated in the income statement since May 5, 2014.

The main components of the assets for held sale and liabilities associated to assets held for sale of the African operations are as follows:

Operations in Africa
2015
Held-for-sale assets	7,686,298
Cash, cash equivalents and short-term investments	214,413
Accounts receivable	217,992
Dividends receivable (i)	2,042,191
Available-for-sale financial asset (ii)	3,541,314
Other assets	230,318
Investments	61,425
Property, plant and equipment	466,049
Intangible assets	356,900
Goodwill (iii)	555,696

Liabilities directly associated to assets held for sale	745,000
Borrowings and financing	9,557
Trade payables	85,730
Provisions for pension plans	923
Other liabilities	648,790

Non-controlling interests (*)	1,190,547

Total assets held for sale and liabilities associated to assets held for sale	5,750,751

(*)	Represented mainly by the Samba Luxco’s 25% stake in Africatel Holdings, BV and, consequently, in its net assets.

	PT Portugal operations	African operations	Total
	2014
Held-for-sale assets	26,611,944	7,642,738	34,254,682
Cash, cash equivalents and short-term investments	590,111	170,056	760,167
Accounts receivable	2,270,140	195,690	2,465,830
Dividends receivable (i)	1,948	1,261,826	1,263,774
Available-for-sale financial asset (ii)		4,284,416	4,284,416
Other assets	1,085,751	164,121	1,249,872
Investments	134,272	63,267	197,539
Property, plant and equipment	10,560,140	506,347	11,066,487
Intangible assets	5,271,808	376,441	5,648,249
Goodwill	6,697,774	620,574	7,318,348

Liabilities directly associated to assets held for sale	26,326,949	851,273	27,178,222
Borrowings and financing	18,892,793	83,843	18,976,636
Trade payables	2,260,503	97,600	2,358,103
Provisions for pension plans	3,347,667	997	3,348,664
Other liabilities	1,825,986	668,833	2,494,819

Non-controlling interests		1,509,197	1,509,197

Total assets held for sale and liabilities associated to assets held for sale	284,995	5,282,268	5,567,263

(i)	Refers to dividends receivable from Unitel. In 2015, the Company’s recognized dividends not yet received based on the expected recoverable amount and took into account, for this valuation, the existence of lawsuits filed to collect these amounts, the expected favorable decisions on these lawsuits, and the existence of cash at Unitel for the payment of these dividends. The dividends not paid by Unitel to PT Ventures refer to fiscal years 2010, 2011, 2012, and 2013, totaling US$661million;
(ii)	Refers mainly to the fair value of the indirect interest financial investment of 18.75% of Unitel’s share capital, classified as held for sale. The fair value of this investment at the date of acquisition was estimated based on the valuation made by Banco Santander (Brasil), which used a series of estimates and assumptions, including cash flows forecasts for a four-year period, the choice of a growth rate to extrapolate the cash flows projections, and definition of appropriate discount rates. The Company has the policy of monitoring and periodically updating the main assumptions and material estimates used in the fair value measurement, and also takes into consideration in this assessment possible impacts of actual events related to the investment, notably the lawsuits filed against Unitel and its shareholders in 2015. As at December 31, 2015 and in the context of the updating of assumptions referred to above, the Company determined a fair value of the investment in Unitel of R$3,436 million and recognized in profit or loss a loss of R$408 million. The Company believes that the fair value measured under the Discounted Cash Flows method and using the discount rate assumptions (from 15.5% to 17.5%), foreign exchange rates, and other Angolan official financial indicators, corresponds to the best estimate of the realizable value of the investment in Unitel.
(iii)	As at December 31, 2015, the Company conducted the annual impairment test of its assets related to the operations in África and recognized a loss on goodwill amounting to R$89,176.